EXHIBIT C
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        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Olstein Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Olstein Funds for the year ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Olstein Funds for the period presented in this report.

/s/ Robert A. Olstein           /s/ Michael Luper
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Robert A. Olstein               Michael Luper
President, The Olstein Funds    Treasurer, The Olstein Funds

Dated: 11/06/2003               Dated: 11/06/2003

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Olstein Funds for purposes of the Securities Exchange Act of 1934.